Financial risk management	12 Months Ended
Dec. 31, 2022
Financial Instruments [Abstract]
Financial risk management
Financial risk management
Financial risk factors, objectives and policies
The Group’s activities expose it to several financial risks including market risk, credit risk and liquidity risk. Financial risk activities are governed by appropriate policies and procedures to minimise the uncertainties these risks create on the Group’s future cash flows. Such policies are developed and approved by the Group’s treasury and commodities risk committee, through the authority delegated to it by the Board.
Market risk
Market risk represents the risk that the fair value of future cash flows of a financial instrument will fluctuate due to changes in market prices and includes interest rate risk, currency risk and other price risk such as commodity price risk. Market risk affects outstanding borrowings, as well as derivative financial instruments.
Interest rates
The Group is subject to interest rate risk for its outstanding borrowings. To manage interest rate risk, the Group maintains a significant proportion of its borrowings at fixed rates. Approximately 90% and 95% of the Group’s interest bearing borrowings were comprised of fixed rate borrowings at 31 December 2022 and 31 December 2021, respectively. As part of the Acquisition, the Group acquired interest rate swaps used to hedge its interest rate risk associated with CCL-related borrowings. As at 31 December 2022 and 31 December 2021 the notional value of the Group’s interest rate swaps was €1,146 million and €291 million, respectively.
If interest rates on the Group’s floating rate debt were adjusted by 1% for the years ended 31 December 2022, 31 December 2021 and 31 December 2020, the Group’s finance costs and     pre-tax equity would change on an annual basis by approximately €9 million, €7 million and €2 million, respectively. This amount is determined by calculating the effect of a hypothetical interest rate change on the Group’s floating rate debt. This estimate does not include the effects of other actions to mitigate this risk or changes in the Group’s financial structure.
Currency exchange rates
The Group’s exposure to the risk of changes in currency exchange rates relates primarily to its operating activities denominated in currencies other than the functional currency, the euro. To manage currency exchange risk arising from future commercial transactions and recognised monetary assets and liabilities, foreign currency forward and option contracts with external third parties are used. Typically, up to 80% of anticipated cash flow exposures in each major foreign currency for the next calendar year are hedged using a combination of forward and option contracts with third parties.
The Group is also exposed to the risk of changes in currency exchange rates between US dollar and euro relating to its US denominated borrowings. The following table demonstrates the sensitivity of the Group’s profit before income taxes and pre-tax equity as a result of changes in the value of outstanding debt instruments due to reasonable movements in the US dollar against the euro, with all other variables held constant. This does not take into account the effects of derivative instruments used to manage exposure to this risk. Movements in foreign currencies related to the Group’s other financial instruments do not have a material impact on profit before income taxes or pre-tax equity.
The Group also has borrowing denominated in Australian dollars that are not swapped into euro and are converted as part of the currency translation of the net assets of API, and as such, movements in exchange rates would not impact profit.

	Change in currency rate	€ strengthens against US$	€ weakens against US$
Effect on profit before tax and pre-tax equity	%	€ million	€ million
Year ended 31 December 2022	10	197	(197)
Year ended 31 December 2021	10	176	(176)
Year ended 31 December 2020	10	33	(36)
Commodity price risk
The competitive marketplace in which the Group operates may limit its ability to recover increased costs through higher prices. As such, the Group is subject to market risk with respect to commodity price fluctuations, principally related to its purchases of aluminium, PET (plastic, including recycled PET, LDPE), ethylene, sugar and vehicle fuel. When possible, exposure to this risk is managed primarily through the use of supplier pricing agreements, which enable the Group to establish the purchase price for certain commodities. Certain suppliers restrict the Group’s ability to hedge prices through supplier agreements. As a result, commodity hedging programmes are entered into and generally designated as hedging instruments. Refer to     Note 13 for more information. Typically, up to 80% of the anticipated commodity transaction exposures for the next calendar year are hedged using a combination of forward and option contracts executed with third parties. The Group estimates that a 10% change in the market price of these commodities over the current market prices would affect operating profit during the next 12 months by approximately €150 million (2021: €116 million, 2020: €47 million). This does not take into account the effects of derivative instruments used to manage exposure to this risk or pricing agreements in place.
Credit risk
The Group is exposed to counterparty credit risk on all of its derivative financial instruments. Strict counterparty credit guidelines are maintained and only financial institutions that are investment grade or better are acceptable counterparties. Counterparty credit risk is continuously monitored and numerous counterparties are used to minimise exposure to potential defaults. Where required, collateral is paid between the counterparties to minimise counterparty risk. The maximum credit risk exposure for each derivative financial instrument is the carrying amount of the derivative. Included in trade and other payables is €25 million (2021: €46 million) related to collateral received from counterparties and included in other current assets is nil (2021: €4 million) related to collateral paid to counterparties.
Credit is extended in the form of payment terms for trade to customers of the Group, consisting of retailers, wholesalers and other customers, generally without requiring collateral, based on an evaluation of the customer’s financial condition. While the Group has a concentration of credit risk in the retail sector, this risk is mitigated due to the diverse nature of the customers the Group serves, including, but not limited to, their type, geographic location, size and beverage channel. Depending on the risk profile of certain customers, we may also seek bank guarantees. Collections of receivables are dependent on each individual customer’s financial condition and sales adjustments granted. Trade accounts receivable are carried at net realisable value. Typically, accounts receivable have terms of 30 to 60 days and do not bear interest. Exposure to losses on receivables is monitored, and balances are adjusted for expected credit losses. Expected credit losses are determined by: (1) evaluating the ageing of receivables; (2) analysing the history of adjustments; and (3) reviewing high risk customers. Credit insurance on a portion of the accounts receivable balance is also carried.
Liquidity risk
Liquidity risk is actively managed to ensure that the Group has sufficient funds to satisfy its commitments. The Group’s sources of capital include, but are not limited to, cash flows from operations, public and private issuances of debt and equity securities and bank borrowings. The Group believes its operating cash flow, cash on hand and available short-term and long-term capital resources are sufficient to fund its working capital requirements, scheduled borrowing payments, interest payments, capital expenditures, benefit plan contributions, income tax obligations and dividends to its shareholders. Counterparties and instruments used to hold cash and cash equivalents are continuously assessed, with a focus on preservation of capital and liquidity. Based on information currently available, the Group does not believe it is at significant risk of default by its counterparties.
The Group has amounts available for borrowing under a €1.95 billion multi currency credit facility (2021: €1.95 billion) with a syndicate of 13 banks. This credit facility matures in 2025 and is for general corporate purposes, including serving as a backstop to its commercial paper programme and supporting the Group’s working capital needs. Based on information currently available, the Group has no indication that the financial institutions participating in this facility would be unable to fulfil their commitments as at the date of these financial statements. The current credit facility contains no financial covenants that would impact the Group’s liquidity or access to capital. As at 31 December 2022, the Group had no amounts drawn under this credit facility.
During the year the Group implemented a new sustainability-linked supply chain finance programme. The facility is provided by a third party bank and will help our suppliers get paid earlier than under contractual credit terms. Supplier balances under supply chain finance facilities are disclosed in Note 15.
The following table analyses the Group’s non-derivative financial liabilities and net settled derivative financial liabilities into relevant maturity groupings based on the remaining period at the statement of financial position date to the contractual maturity date. The amounts disclosed in the table are the contractual undiscounted cash flows:

	Total	Less than 1 year	1 to 3 years	3 to 5 years	More than 5 years
Financial liabilities	€ million	€ million	€ million	€ million	€ million
31 December 2022
Trade and other payables	4,714	4,714	—	—	—
Amounts payable to related parties	485	485	—	—	—
Borrowings	12,314	1,336	2,597	2,179	6,202
Derivatives	263	76	17	51	119
Lease liabilities	752	149	217	129	257
Total financial liabilities	18,528	6,760	2,831	2,359	6,578
31 December 2021
Trade and other payables	3,933	3,933	—	—	—
Amounts payable to related parties	210	210	—	—	—
Borrowings	13,599	1,369	2,551	2,274	7,405
Derivatives	66	19	4	15	28
Lease liabilities	714	145	208	111	250
Total financial liabilities	18,522	5,676	2,763	2,400	7,683
Capital management
The primary objective of the Group’s capital management is to ensure a strong credit rating and appropriate capital ratios are maintained to support the Group’s business and maximise shareholder value. The Group’s credit ratings are periodically reviewed by rating agencies. Currently, the Group’s long-term ratings from Moody’s and Fitch are Baa1 and BBB+, respectively. Changes in the operating results, cash flows or financial position could impact the ratings assigned by the various rating agencies. The credit rating can be materially influenced by a number of factors including, but not limited to, acquisitions, investment decisions, capital management activities of TCCC and/or changes in the credit rating of TCCC. Should the credit ratings be adjusted downward, the Group may incur higher costs to borrow, which could have a material impact on the financial condition and results of operations.
The capital structure is managed and, as appropriate, adjustments are made in light of changes in economic conditions and the Group’s financial policy. The Group monitors its operating performance in the context of targeted financial leverage by comparing the ratio of net debt with adjusted EBITDA. Net debt is calculated as being the net of cash and cash equivalents, short-term investments, borrowings, fair value of hedging instruments related to borrowings and financial assets/liabilities related to borrowings. Adjusted EBITDA is calculated as EBITDA and adjusted for items impacting comparability.
Refer to Note 12 for the presentation of fair values for each class of financial assets and financial liabilities and Note 13 for an outline of how the Group utilises derivative financial instruments to mitigate its exposure to certain market risks associated with its ongoing operations.
Refer to the Strategic Report included within this Integrated Report for disclosure of strategic, commercial and operational risk relevant to the Group.